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                 10(i)  CONSENT OF SUTHERLAND, ASBILL & BRENNAN

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                                  [Letterhead]


                                September 29, 1995


Board of Directors
Golden American Life Insurance Company
280 Park Avenue, 14 West
New York, NY  10017


Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 1 to the registration statement on Form N-4 for the Separate Account B (File No. 33-59261). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                        Very truly yours,

                                        SUTHERLAND, ASBILL & BRENNAN


                                        By: /s/ STEPHEN E. ROTH
                                            -------------------
                                            Stephen E. Roth